UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2023

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Equity Incentive Plan Amendment and Awards

As described below, on June 13, 2022, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of TScan Therapeutics, Inc. (the “Company”), the stockholders of the Company approved an amendment of TScan Therapeutics, Inc. 2021 Equity Incentive Plan (such amendment, the “Plan Amendment” and such plan, the “2021 Plan”). The Plan Amendment increases the number of shares available for issuance under the 2021 Plan by 7,500,000. The Plan Amendment is described in Proposal 3 in the Company’s definitive additional materials on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on June 2, 2023.

On May 24, 2023, the Compensation Committee of the Board approved stock option awards for an aggregate of 7,148,100 shares of voting common stock to executive officers and other employees with an exercise price equal to the closing price of the voting common stock on the date of the grant of $2.49 and, on June 13, 2023, approved stock option awards for an aggregate of 220,000 shares of voting common stock to non-employee directors and scientific advisory board members, with an exercise price equal to the closing price of the voting common stock on such date of grant of $2.66. These stock option awards were subject to and contingent upon the approval of the Plan Amendment by the stockholders of the Company at the Annual Meeting, and are subject to vesting schedules, based on the recipient’s continued service to the Company through the vesting date. The awards to the non-employee directors reflect a modification of the Company’s policy for grants to non-employee directors to granting options to purchase 35,000 shares (previously 9,146 shares) of our common stock to each non-employee director on the date of each annual meeting of stockholders of our company, which will vest, subject to the director’s continued service on our board of directors through such vesting date, in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting.

The awards described above include an award of stock options for 1,121,300 shares of common stock to our Chief Executive Officer, Dr. Gavin MacBeath, and for 632, 500 shares of common stock to our Chief Financial Officer, Brian Silver, in each case with an exercise price equal to the closing price on the Nasdaq Global Market on the May 24, 2023 date of grant of $2.49 per share. 536,300 of the options granted to Dr. MacBeath and 302,500 of the options granted to Mr. Silver vest as follows: 25% on the one-year anniversary of May 24, 2023 and the balance in 36 monthly installments thereafter and 585,000 of the options granted to Dr. MacBeath and 330,000 of the options granted to Mr. Silver vest as follows: 25% on February 2, 2025 and the balance in 36 monthly installments thereafter, in each case subject to continued employment.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Board Committees

The Company’s Board of Directors appointed Barbara Klencke to the Audit Committee and Gabriela Gruia to the Nominating and Corporate Governance Committee, in each case to replace Ittai Harel, effective as of June 13, 2023. Effective as of June 13, 2023, Timothy Barberich will no longer serve in the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, but he will continue in his position as a Class I Director and Chair of the Board of Directors. To fill in the vacancies created by Mr. Barberich’s no longer serving in these committees, the Company’s Board of Directors also appointed Gabriela Gruia to the Audit Committee, Barbara Klencke to the Compensation Committee and Katina Dorton to the Nominating and Corporate Governance Committee, in each case to replace Timothy Barberich, effective as of June 13, 2023.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2023, the Company held the Annual Meeting. The Company held its Annual Meeting to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A and the Company’s Supplement to Proxy Statement on Schedule 14A, which were filed with the U.S. Securities and Exchange Commission on April 25, 2023 and June 2, 2023, respectively. The final voting results are set forth below.

Proposal 1 - Election of Class II Director

The stockholders of the Company elected Katina Dorton, J.D., M.B.A. as a Class II director, for a three-year term ending at the annual meeting of stockholders to be held in 2026 and until her successor has been duly elected and qualified or until her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Katina Dorton, J.D., M.B.A.	7,876,146	1,351,402	3,350,413

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
12,320,349	257,552	60

Proposal 3 – Approval of Amendment of the Company’s 2021 Equity Incentive Plan

The stockholders of the Company approved an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares of Common Stock that may be subject to awards. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,214,939	2,915,794	96,815	3,350,413

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1*	Amendment No. 1 to TScan Therapeutics, Inc. 2021 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: June 15, 2023	By:	/s/ Brian Silver
Brian Silver
Chief Financial Officer